UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 8, 2022

NeuBase Therapeutics, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35963	46-5622433
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Technology Drive, Pittsburgh, PA	15219
(Address of Principal Executive Offices)	(Zip Code)

(412) 763-3350
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NBSE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On September 8, 2022, NeuBase Therapeutics, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”). A total of 19,803,119 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), or 61.39% of the Common Stock issued and outstanding as of the record date for the 2022 Annual Meeting, were represented virtually or by proxy at the 2022 Annual Meeting.

At the 2022 Annual Meeting, the Company’s stockholders considered four proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on July 22, 2022.

Set forth below is a brief description of each matter voted upon at the 2022 Annual Meeting and the voting results with respect to each matter.

Proposal No. 1: To elect two Class II directors, Dietrich A. Stephan, Ph.D. and Gerry J. McDougall, nominated by our Board of Directors (the "Board"), to serve until our 2025 Annual Meeting of Stockholders and until their successors are duly elected and qualified:

Nominee	For	Withheld	Broker Non-Votes
Dietrich A. Stephan, Ph.D.	12,652,094	828,599	6,322,426
Gerry J. McDougall	11,449,267	2,031,426	6,322,426

Proposal No. 2: To ratify the selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2022.

For	Against	Abstentions
19,713,132	83,774	6,213

Proposal No. 3: To approve, on an advisory basis, the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion within the section of the Company’s Proxy Statement entitled “Executive Compensation.”

For	Against	Abstentions	Broker Non-Votes
12,409,917	879,697	191,079	6,322,426

Proposal No. 4: Approval of a series of alternate amendments to the Company’s amended and restated certificate of incorporation to effect, at the discretion of the Board, a reverse split of the Common Stock, whereby each outstanding 5,6,7,8,9,10,11,12,13,14,15,16,17,18,19 or 20 shares would be combined, converted or changed into one share of Common Stock.

For	Against	Abstentions
15,809,779	3,354,110	639,230

Item 8.01.	Other Events.

On September 8, 2022, the Compensation Committee of the Board approved an amended Outside Director Compensation Policy (the “Policy”). The Policy sets forth the Company’s policy regarding cash compensation, grants of equity and reimbursement of travel expenses to its members of the Board who are not employees of the Company (such members, the “Outside Directors”).

Cash Compensation

Under the Policy, Outside Directors will continue to be entitled to an annual cash retainer of $35,000 for their service on the Board (exclusive of any participation on its Committees) (the “General Board Fee”). In addition, Outside Directors serving on any of the Board’s Audit, Compensation and Nominating & Corporate Governance Committees in a non-Chairperson capacity will continue to be entitled to an annual cash retainer of $7,500, $5,000 and $4,000, respectively, for services on such Committees, and the Chairpersons of such Committees will be entitled to twice those amounts for their collective service both as members of such Committees and as Chairpersons of such Committees (the “Committee Fees”). The Policy does not provide for any per meeting attendance fees for any meeting of the Board or its Committees.

The Policy also provides that the Lead Independent Director of the Board shall be entitled to an annual cash retainer of $20,000 for their service as the Lead Independent Director, which amount is in addition to the General Board Fee and any Committee Fees.

Equity Grants

Furthermore, the Policy provides that Outside Directors will continue to be eligible to receive all types of awards (except incentive stock options) under the Company’s 2019 Stock Incentive Plan, as amended (the “Plan”) (or the applicable equity plan in place at the time of grant), including discretionary awards not covered under the Policy.

Subject to limitations on individual grants to Outside Directors under the Plan, upon an Outside Director’s appointment to the Board, such Outside Director automatically will be granted a nonstatutory stock option (i) to purchase that number of shares of Company common stock equal to 0.24% of the Company’s outstanding shares of voting capital stock as of the close of business on the effective date of such Outside Director’s appointment, rounded down to the nearest whole share, or (ii) with a grant date fair value of $180,000, rounded down to the nearest whole share, whichever of clause (i) and (ii) above results in the lowest number of shares subject to the stock option (the “NSO Appointment Award”). Subject to further adjustment provisions as described in the Policy and the Plan, 25% of each NSO Appointment Award will vest on the one-year anniversary of the grant date, and the remaining portion of the NSO Appointment Award will vest on an equal monthly basis over the following 36 months, provided that the Outside Director is in continuous service with the Company or an affiliate of the Company through the applicable vesting date. Each NSO Appointment Award will vest fully upon a Change in Control (as defined in the Plan), in each case, provided that the Outside Director is in continuous service with the Company or an affiliate of the Company through the Change in Control.

In addition, subject to limitations on individual grants to Outside Directors under the Plan, on the first business day after each annual meeting of the Company’s stockholders (the “Annual Meeting”) beginning with the 2022 Annual Meeting, each Outside Director automatically will be granted a nonstatutory stock option (i) to purchase that number of shares equal to 0.12% of the Company’s outstanding shares of voting capital stock as of the close of business on the date of such Annual Meeting, rounded down to the nearest whole share, or (ii) with grant date fair value of $90,000, rounded down to the nearest whole share, whichever of clause (i) and (ii) above results in the lowest number of shares subject to the stock option (the “Annual NSO Award”). Subject to further adjustment provisions as described in the Policy and the Plan, 25% of each Annual NSO Award will vest on the one-year anniversary of the grant date, and the remaining portion of the Annual NSO Award will vest on an equal monthly basis over the following 36 months, provided that the Outside Director is in continuous service with the Company or an affiliate of the Company through the applicable vesting date. Each Annual NSO Award will vest fully upon a Change in Control (as defined in the Plan), in each case, provided that the Outside Director is in continuous service with the Company or an affiliate of the Company through the Change in Control.

With regard to any of the nonstatutory stock options granted under the Policy described above, the per share exercise price for all such options will be 100% of the fair market value of the shares underlying the options on the grant date.

The foregoing description of the terms of the Policy does not purport to be complete and is qualified in its entirety by reference to the Policy, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Outside Director Compensation Policy
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUBASE THERAPEUTICS, INC.
(Registrant)

Date: September 12, 2022	By:	/s/ Todd P. Branning
Todd P. Branning
Chief Financial Officer